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                                   EXHIBIT 23
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                         CONSENT OF INDEPENDENT AUDITORS
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         We consent to the incorporation by reference in this Annual Report
(Form 10-KSB) of West Town Bancorp, Inc. of our report dated April 25, 2002, included in the 2002 Annual Report to Stockholders of West Town Bancorp, Inc.

                                        /s/ Cobitz, VandenBerg & Fennessy

                                        Cobitz, VandenBerg & Fennessy

June 5, 2002
Palos Hills, Illinois